AMENDMENT NO. 4 TO INDEMNIFICATION AGREEMENT


                           THIS AMENDMENT NO. 4 to the Indemnification Agreement
is made as of the   13th day of March, 2003 (as supplemented or modified from
time to time, this "Agreement") by and among AJG Financial Services, Inc., by its Vice President, General Counsel, as agent (the "Major Shareholder Agent") for Bernard J. Zahren, Finova Mezzanine Capital Corp., AJG Financial Services, Inc., ("AJG") Environmental Opportunities Fund (for itself and as successor to) Environmental Opportunities Fund Cayman, Fredric Rose, M&R Associates, Martin F. Laughlin, Richard J. Augustine and Michael J. Carolan (each, an "Initial Major Shareholder"), Stephen Rosenberg, US Energy Biogas Corp. (formerly known as Zahren Alternative Power Corporation), a Delaware corporation ("ZAPCO "), U.S. Energy Systems, Inc., a Delaware corporation ("USE"), and Cinergy Energy Solutions, Inc., a Delaware corporation ("CES"). Unless indicated otherwise, capitalized terms shall have the same meanings herein as they have in the Indemnification Agreement (as defined below).

                              W I T N E S S E T H:

                           WHEREAS, the parties hereto, the Initial Major
Shareholders and USE Acquisition Corp, which was merged into ZAPCO, have previously entered into that certain Indemnification Agreement dated as of November 28, 2000 (as amended by Amendment No. 1 dated as of May 11, 2001, Amendment No. 2 dated as of November 1, 2002 and Amendment No. 3 dated as of February 10, 2003, the "Indemnification Agreement");

                           WHEREAS, the parties hereto now wish to amend the
Indemnification Agreement:

                           NOW, THEREFORE, in consideration of $10.00 and other
consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                1. Section 4(a)(i) of the Indemnification Agreement is hereby amended by deleting the existing section in its entirety and inserting in its place the following section:

                    i. unless a Notice of Claim (as defined herein) has been delivered to the Major Shareholders, on or prior to April 15, 2003 provided that notwithstanding anything to the contrary in this Section 4(a)(i) Notices of Claim arising from or relating to breaches of
         Section 3.10, 3.17 and 3.20 of the Merger Agreement may be delivered prior to the sixth anniversary of the Closing Date;

                2. Clause (i) in Section 4(a) of the Indemnification Agreement following "The ZAPCO Indemnitees shall not be entitled to recover under Section 3(b):" is hereby amended by deleting the existing clause in its entirety and inserting in its place the following clause:

                    i. unless a Notice of Claim (as defined herein) has been delivered to the Beneficiaries, on or prior to April 15, 2003 except that Notices of Claim arising from or relating to the breaches of Sections 4.09, 4.15 and 4.18 of the Merger Agreement may be delivered prior to the sixth anniversary of the Closing Date;

                3. Except as amended hereby, the Indemnification Agreement is hereby ratified and confirmed and, as so amended, remains in full force and effect on the date hereof.

                           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be Executed as of the date first written above.

                                       US ENERGY BIOGAS CORP:


                                       By:/s/ Goran Mornhed
                                              -------------
                                       Name:  Goran Mornhed
                                       Title: Chief Executive Officer

                                       MAJOR SHAREHOLDER AGENT:
                                       AJG FINANCIAL SERVICES, INC.


                                       By:/s/ John C. Rosengren
                                              -----------------
                                       Name:  John C. Rosengren
                                       Title: Vice President and General Manager


                                       CINERGY ENERGY SOLUTIONS, INC.:

                                       By: /s/ Donna Robichaud
                                               ---------------
                                       Name:   Donna Robichaud
                                       Title:  Vice President


                                       U.S. ENERGY SYSTEMS, INC.:


                                       By:/s/ Goran Mornhed
                                              -------------
                                        Name: Goran Mornhed
                                       Title: Chief Executive Officer